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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2003

Household Mortgage Funding Corporation III
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-89800 (Commission File Number)	71-0888429 (IRS Employer Identification No.)
1111 Town Center Drive, Las Vegas, Nevada 89144 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (702) 243-1579

Item 1.    Changes in Control of Registrant.

        Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

        Not Applicable.

Item 3.    Bankruptcy or Receivership.

        Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5.    Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Household Mortgage Funding Corporation III (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2 (the "Notes").

Incorporation of Certain Documents by Reference

        The financial statements of MBIA Insurance Corporation ("MBIA"), a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc., for the year ended December 31, 2002 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2003, and for the six month period ended June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of MBIA Inc., for the period ended June 30, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for the Notes, and shall be deemed to be part hereof and thereof.

        In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1.

Item 6.    Resignations of Registrant's Directors.

        Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

23.1
Consent of PricewaterhouseCoopers LLP

Item 8.    Change in Fiscal Year.

        Not Applicable.

Item 9.    Regulation FD Disclosure.

        Not Applicable.

*
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 3, 2003 and the prospectus supplement dated October 3, 2003 (collectively, the "Prospectus"), of Household Mortgage Funding Corporation III, relating to its Closed-End Mortgage Loan Asset Backed Notes, Series 2003-HC2.

Item 10.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        Not Applicable.

Item 11.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

        Not Applicable.

Item 12.    Results of Operations and Financial Condition.

        Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD MORTGAGE FUNDING CORPORATION III
Date: October 9, 2003	By:	/s/ PATRICK D. SCHWARTZ Patrick D. Schwartz Vice President and Assistant Secretary

INDEX TO EXHIBITS

23.1
Consent of PricewaterhouseCoopers LLP

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SIGNATURES
INDEX TO EXHIBITS